United
                    Vanguard
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    ---------------------------------------
                    For the six months ended March 31, 1999

This report is submitted for the general information of the shareholders of United Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Vanguard Fund, Inc. current prospectus.

PRESIDENT'S LETTER
MARCH 31, 1999



Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. From every area of Waddell & Reed, including your personal financial advisor, our goal has been to provide the best service possible to our shareholders.

While it is impossible to predict the future direction of the markets, there are some basic principles that we stand by that can help investors achieve their objectives:

 . Develop a financial plan that helps you pinpoint your financial objectives, and identify specific strategies for turning your dreams into reality. There is no better way to plan for your future.
 . Invest on a regular basis.  It can be one of the best ways to invest long term and provide a hedge against market volatility.
 . Adopt a long-term view to take advantage of compounding. The key to successful investing is time, not timing. The power of compounding is awesome and, on a long-term basis, can overwhelm any nuances of timing.
 . Review your financial plan regularly. Financial planning is an ongoing process that requires periodic review.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Our locally based financial advisors are ready to assist you with your total financial plan to help you plan for your retirement, to help you meet your education funding goals or to achieve other financial objectives.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office.

Respectfully,
Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Vanguard Fund, Inc.

PORTFOLIO STRATEGY:
Common stock of companies  OBJECTIVE:   Appreciation of
thought to have superior                capital.
prospects for growth and/or
other unique investment     STRATEGY:   Invests primarily in a
characteristics                         diversified portfolio of
                                        common stocks issued by
                                        companies believed to
May invest in Foreign                   have appreciation
Securities                              possibilities.

Cash Reserves

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Vanguard Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1969

        SCHEDULED DIVIDEND FREQUENCY:   SEMIANNUALLY (June and December)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Six Months Ended March 31, 1999
-------------------------------------
DIVIDENDS PAID                 $ 0.01
                               ======

CAPITAL GAINS DISTRIBUTION     $ 0.11
                               ======

NET ASSET VALUE ON
   3/31/99 $10.06 adjusted to: $10.17 (A)
   9/30/98                       7.50
                               ------
CHANGE PER SHARE               $ 2.67
                               ======

(A)This number includes the capital gains distribution of $0.11 paid in December 1998 added to the actual net asset value on March 31, 1999.


Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                          Average Annual Total Return
                                          ---------------------------
                                             With           Without
Period                                   Sales Load*      Sales Load**
------                                   -----------      ------------
1-year period ended 3-31-99                  22.83%           30.33%
5-year period ended 3-31-99                  18.56%           19.97%
10-year period ended 3-31-99                 14.14%           14.82%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1999, United Vanguard Fund, Inc. had net assets totaling $1,922,189,404 invested in a diversified portfolio of:

   96.67%   Common Stocks
    3.33%   Cash and Cash Equivalents

As a shareholder of United Vanguard Fund, Inc., for every $100 you had invested on March 31, 1999, your Fund owned:

 $50.88  Manufacturing Stocks
  19.33  Wholesale and Retail Trade Stocks
  10.87  Finance, Insurance and Real Estate Stocks
   8.60  Services Stocks
   6.99  Transportation, Communication, Electric
           and Sanitary Services Stocks
   3.33  Cash and Cash Equivalents

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 7.41%
 Abercrombie & Fitch Co., Class A*  ......   988,700 $   90,960,400
 Kohl's Corporation*  ....................   727,000     51,526,125
   Total .................................              142,486,525

Apparel and Other Textile Products - 1.07%
 Tommy Hilfiger Corporation*  ............   300,000    20,662,500

Building Materials and Garden Supplies - 3.89%
 Home Depot, Inc. (The)  ................. 1,200,000     74,700,000

Business Services - 5.48%
 America Online, Inc.*  ..................   120,000     17,520,000
 Microsoft Corporation*  .................   980,000     87,801,875
   Total .................................              105,321,875

Chemicals and Allied Products - 11.63%
 Bristol-Myers Squibb Company  ...........   991,400     63,759,412
 Lilly (Eli) and Company  ................   277,700     23,569,788
 Pfizer Inc.  ............................   316,600     43,928,250
 Schering-Plough Corporation  ............   965,600     53,409,750
 Warner-Lambert Company  .................   588,300     38,938,106
   Total .................................              223,605,306

Communication - 1.77%
 Clear Channel Communications, Inc.*  ....   506,300     33,953,744

Depository Institutions - 2.45%
 Comerica Incorporated  ..................   755,000     47,140,312

Electronic and Other Electric Equipment - 10.85%
 General Electric Company  ...............   190,000     21,018,750
 Intel Corporation  ......................   151,700     18,033,338
 Nokia Corporation, Series A, ADR  .......   350,000     54,512,500
 Tellabs*  ...............................   345,600     33,782,400
 Texas Instruments Incorporated  .........   287,200     28,504,600
 Xilinx, Inc.*  .......................... 1,301,800     52,763,581
   Total .................................              208,615,169

General Merchandise Stores - 3.50%
 Dollar General Corporation  .............   800,000     27,200,000
 Wal-Mart Stores, Inc.  ..................   434,700     40,073,906
   Total .................................               67,273,906


                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1999
                                              Shares        Value

COMMON STOCKS (Continued)
Hotels and Other Lodging Places _ 0.09%
 Sun International Hotels, Ltd.*  ........    49,900 $    1,640,463

Industrial Machinery and Equipment - 17.23%
 Applied Materials, Inc.*  ............... 1,340,100     82,709,297
 Cisco Systems, Inc.*  ...................   713,200     78,162,262
 EMC Corporation*  ....................... 1,333,100    170,303,525
   Total .................................              331,175,084

Instruments and Related Products - 3.17%
 Guidant Corporation  ....................   524,900     31,756,450
 Medtronic, Inc.  ........................   405,900     29,123,325
   Total .................................               60,879,775

Miscellaneous Manufacturing Industries - 0.00%
 Tyco International Ltd.  ................       482        34,584

Miscellaneous Retail - 1.60%
 Walgreen Co.  ........................... 1,090,600    30,809,450

Motion Pictures - 3.03%
 Time Warner Incorporated  ...............   818,300     58,150,444

Nondepository Institutions - 8.42%
 Capital One Financial Corp.  ............   147,900     22,332,900
 Fannie Mae  .............................   930,500     64,437,125
 Freddie Mac  ............................ 1,043,800     59,627,075
 Providian Financial Corporation  ........   139,700     15,367,000
   Total .................................              161,764,100

Rubber and Miscellaneous Plastics Products - 1.20%
 NIKE, Inc., Class B  ....................   400,000     23,075,000

Transportation by Air - 1.26%
 Southwest Airlines Co.  .................   800,000     24,200,000

Transportation Equipment - 5.73%
 General Motors Corporation  .............   400,000     34,750,000
 Harley-Davidson, Inc.  .................. 1,310,000     75,325,000
   Total .................................              110,075,000

                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Water Transportation - 3.96%
 Carnival Corporation, Class A  .......... 1,568,400 $   76,165,425

Wholesale Trade _ Durable Goods - 2.93%
 Johnson & Johnson  ......................   250,000     23,421,875
 Motorola, Inc.  .........................   450,000     32,962,500
   Total .................................               56,384,375

TOTAL COMMON STOCKS - 96.67%                         $1,858,113,037
 (Cost: $1,086,159,928)

TOTAL SHORT-TERM SECURITIES - 3.42%                  $   65,780,856
 (Cost: $65,780,856)

TOTAL INVESTMENT SECURITIES - 100.09%                $1,923,893,893
 (Cost: $1,151,940,784)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.09%)      (1,704,489)

NET ASSETS - 100.00%                                 $1,922,189,404

                     See Notes to Schedule of Investments.

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value
   (Notes 1 and 3) .................................     $1,923,894
 Cash   ............................................              5
 Receivables:
   Fund shares sold ................................          2,176
   Dividends and interest ..........................          1,179
 Prepaid insurance premium  ........................             33
                                                         ----------
    Total assets  ..................................      1,927,287
                                                         ----------
Liabilities
 Payable to Fund shareholders  .....................          4,026
 Payable for investment securities purchased  ......            360
 Accrued transfer agency and dividend302
   disbursing (Note 2) .............................            302
 Accrued service fee (Note 2)  .....................            298
 Accrued management fee (Note 2)  ..................             36
 Accrued distribution fee (Note 2)  ................             27
 Accrued accounting services fee (Note 2)  .........              8
 Other  ............................................             41
                                                         ----------
    Total liabilities  .............................          5,098
                                                         ----------
      Total net assets .............................     $1,922,189
                                                         ==========

Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $  191,040
   Additional paid-in capital ......................        942,676
 Accumulated undistributed income:
   Accumulated undistributed net investment
    loss  ..........................................         (1,754)
   Accumulated undistributed net realized gain on
    investment transactions  .......................         18,278
   Net unrealized appreciation in value of
    investments  ...................................        771,949
                                                         ----------
    Net assets applicable to outstanding
      units of capital .............................     $1,922,189
                                                         ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................         $10.06
 Class Y  ..........................................         $10.07
Capital shares outstanding
 Class A  ..........................................        190,426
 Class Y  ..........................................            614
Capital shares authorized ..........................        600,000

                   See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1999
(In Thousands)

Investment Income (Loss)
 Income (Note 1B):
   Dividends .......................................      $  4,966
   Interest and amortization .......................         2,761
                                                          --------
    Total income  ..................................         7,727
                                                          --------
 Expenses (Note 2):
   Investment management fee .......................         5,786
   Service fee - Class A ...........................         1,790
   Transfer agency and dividend disbursing - Class A         1,325
   Distribution fee - Class A ......................           174
   Accounting services fee .........................            50
   Custodian fees ..................................            39
   Legal fees ......................................            21
   Audit fees ......................................            11
   Shareholder servicing - Class Y .................             4
   Other ...........................................           130
                                                          --------
    Total expenses  ................................         9,330
                                                          --------
      Net investment loss ..........................        (1,603)
                                                          --------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on investments  .................        19,931
 Unrealized appreciation in value of investments
   during the period ...............................       491,019
                                                          --------
    Net gain on investments  .......................       510,950
                                                          --------
      Net increase in net assets resulting
       from operations  ............................      $509,347
                                                          ========

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                       For the six   For the fiscal
                                        months ended   year ended
                                          March 31,   September 30,
                                             1999        1998
Increase (Decrease)in Net Assets        ------------ ------------
 Operations:
   Net investment income (loss)......      $  (1,603)    $    1,920
   Realized net gain on investments .         19,931         24,680
   Unrealized appreciation ..........        491,019         32,486
                                          ----------     ----------
    Net increase in net assets
      resulting from operations .....        509,347         59,086
                                          ----------     ----------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................         (1,908)        (6,595)
    Class Y  ........................            (19)           (29)
   Realized gains on securities
    transactions:
    Class A  ........................        (21,930)      (284,084)
    Class Y  ........................            (74)        (1,024)
                                          ----------     ----------
                                             (23,931)      (291,732)
 Capital share transactions:              ----------     ----------
   Proceeds from sale of shares:
    Class A (26,000,895 and 40,123,616
      shares, respectively) .........        240,687        321,631
    Class Y (321,514 and 122,262
      shares, respectively) .........          2,937            996
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (2,675,901 and
      41,192,909 shares, respectively)        23,253        285,879
    Class Y (10,622 and 151,657
      shares, respectively) .........             92          1,052
   Payments for shares redeemed:
    Class A (28,358,768 and 53,303,525
      shares, respectively) .........       (258,118)      (426,626)
    Class Y (344,924 and 224,280
      shares, respectively) .........         (3,176)        (1,798)
                                          ----------     ----------
      Net increase in net assets
       resulting from capital
       share transactions  ..........          5,675        181,134
                                          ----------     ----------
      Total increase (decrease) .....        491,091        (51,512)
Net Assets
 Beginning of period  ...............      1,431,098      1,482,610
                                          ----------     ----------
 End of period, including undistributed
   net investment income (loss) of ($1,754)
   and $1,776, respectively .........     $1,922,189     $1,431,098
                                          ==========     ==========
                 *See "Financial Highlights" on pages 12 - 13.
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the
                      six         For the fiscal year ended
                     months              September 30,
                     ended   ------------------------------------
                    3/31/99    1998   1997    1996   1995    1994
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period  $7.50   $9.11  $8.77   $8.97  $7.73   $7.10
                      -----   -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income (loss)....  (0.01)   0.01   0.07    0.03   0.07    0.00
 Net realized and
   unrealized gain
   on investments ..   2.69    0.19   1.69    0.26   1.82    0.83
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   2.68    0.20   1.76    0.29   1.89    0.83
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.01)  (0.04) (0.06)  (0.04) (0.03)  (0.02)
 From capital gains   (0.11)  (1.77) (1.36)  (0.45) (0.62)  (0.18)
                      -----   -----  -----   -----  -----   -----
Total distributions   (0.12)  (1.81) (1.42)  (0.49) (0.65)  (0.20)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  .... $10.06   $7.50  $9.11   $8.77  $8.97   $7.73
                      =====   =====  =====   =====  =====   =====
Total return* ......  36.06%   3.76% 23.60%   3.59% 26.82%  11.86%
Net assets, end of
 period (in
 millions)  ........ $1,916  $1,426 $1,478  $1,291 $1,285  $1,014
Ratio of expenses
 to average net
 assets  ...........   1.12%** 1.10%  1.09%   1.09%  1.05%   1.05%
Ratio of net
 investment income (loss)
 to average net
 assets  ...........  -0.19%** 0.13%  0.86%   0.36%  0.87%   0.04%
Portfolio
 turnover rate  ....  42.61%  90.51%139.14%  57.10% 30.01%  36.70%

 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the                           For the
                        six    For the fiscal year period from
                     months    ended September 30,    9/8/95*
                      ended   --------------------    through
                    3/31/99    1998   1997    1996    9/30/95
                    -------   -----  -----  ------    -------
Net asset value,
 beginning of period  $7.52   $9.12  $8.78   $8.97     $9.05
                      -----   -----  -----   -----     -----
Income from investment
 operations:
 Net investment
   income ..........   0.00    0.03   0.09    0.07      0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   2.69    0.19   1.69    0.24     (0.08)
                      -----   -----  -----   -----      -----
Total from investment
 operations ........   2.69    0.22   1.78    0.31     (0.08)
                      -----   -----  -----   -----      -----
Less distributions:
 From net investment
   income...........  (0.03)  (0.05) (0.08)  (0.05)    (0.00)
 From capital gains   (0.11)  (1.77) (1.36)  (0.45)    (0.00)
                      -----   -----  -----   -----      -----
Total distributions.  (0.14)  (1.82) (1.44)  (0.50)    (0.00)
                      -----   -----  -----   -----      -----
Net asset value,
 end of period ..... $10.07   $7.52  $9.12   $8.78     $8.97
                      =====   =====  =====   =====     =====
Total return .......  36.13%   4.02% 23.87%   3.80%    -0.88%
Net assets, end of
 period (in
 millions)  ........     $6      $5     $5      $4     $2
Ratio of expenses
 to average
 net assets  .......   0.89%** 0.91%  0.90%   0.91%     0.00%
Ratio of net investment
 income to average
 net assets ........   0.04%** 0.33%  1.05%   0.69%     0.00%
Portfolio
 turnover rate .....  42.61%  90.51%139.14%  57.10%    30.01%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
              Average
           Net Asset Level          Annual Fee
     (all dollars in millions)     Rate for Each Level
     -------------------------     -------------------
     From $    0 to $   10              $      0
     From $   10 to $   25              $ 10,000
     From $   25 to $   50              $ 20,000
     From $   50 to $  100              $ 30,000
     From $  100 to $  200              $ 40,000
     From $  200 to $  350              $ 50,000
     From $  350 to $  550              $ 60,000
     From $  550 to $  750              $ 70,000
     From $  750 to $1,000              $ 85,000
          $1,000 and Over               $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,522,682, out of which W&R paid sales commissions of $881,451 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $30,911, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $692,024,136 while proceeds from maturities and sales aggregated $603,984,829. Purchases of short-term securities and U.S. Government securities aggregated $1,120,533,422 and $97,257,000. Proceeds from maturities and sales aggregated $1,328,843,643 and $90,455,650, respectively.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $1,152,003,586, resulting in net unrealized appreciation of $771,890,307, of which $773,471,120 related to appreciated securities and $1,580,813 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $26,175,538 during its fiscal year ended September 30, 1998, which has been distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 15, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the _Fund_) as of March 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period ended March 31, 1999 and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period then ended and for each of the five fiscal years in the period ended September 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. as of March 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period ended March 31, 1999 and for each of the five fiscal years in the period ended September 30, 1998 in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Daniel P. Becker, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary



   Lower sales charges are available by combining the net asset value (_NAV_) of existing Class A shares of the Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.

   Any person who was a holder of an uncompleted Plan on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated.

For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.





















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1005SA(3-99)

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